UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 7, 2021
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Diamond Sports Group LLC (“DSG”), a wholly-owned subsidiary of Sinclair Broadcast Group, Inc. (“Sinclair”), is a party to the Credit Agreement dated August 23, 2019 (the “Diamond Credit Agreement”) among Diamond Sports Intermediate Holdings LLC (“Holdings”), DSG, JPMorgan Chase Bank, N.A., as administrative agent, and the issuing banks and lenders party thereto (collectively, the “Lenders”), the indentures for the 5.375% Senior Secured Notes due 2026 and the 6.625% Senior Notes due 2027 each dated as of August 2, 2019 and for the 12.750% Senior Secured Notes due 2026 dated as of June 10, 2020 (collectively, the “Diamond Indentures”), entered into among DSG, Diamond Sports Finance Company, as co-issuer, Holdings, the other parties thereto as guarantors, and U.S. Bank National Association, as trustee.

Sinclair entered into non-disclosure agreements with certain Lenders and certain holders of secured and unsecured notes issued under the Diamond Indentures for the purpose of engaging in discussions with such Lenders and noteholders and their respective advisors concerning potential interest in funding new DSG indebtedness and exchanging and/or repurchasing existing DSG indebtedness (the “Transaction Discussions”). However, the Transaction Discussions are dependent, in part, on the outcome of Sinclair and DSG’s ongoing discussions with certain interested parties, including commercial partners, on the evolution of DSG’s business and those parties’ support for and potential involvement with a proposed direct-to-consumer platform (the “Other Interested Party Discussions”). As a result, while DSG has made significant progress in its discussions with such Lenders and noteholders and their respective advisors, the Transaction Discussions have not resulted in a definitive agreement at this time and pursuant to the non-disclosure agreements referenced above, DSG has agreed to publicly disclose certain confidential information relating to the Transaction Discussions. Though the Transaction Discussions and Other Interested Party Discussions are ongoing, there can be no assurance that DSG will be able to complete any such transactions under discussion, which would be subject to market and other customary conditions.

The foregoing descriptions of the Transaction Discussions and proposals are not complete and are qualified in their entirety by reference to the draft term sheets provided by DSG to the debtholders, which are furnished herewith as Exhibits 99.1 and 99.2, respectively.

Cautionary Note Regarding Forward-Looking Statements

The matters discussed in the information furnished herewith include forward-looking statements regarding, among other things, future events and actions. When used in the supplemental financial discussion, the words “outlook,” “intends to,” “believes,” “anticipates,” “expects,” “achieves,” “estimates,” and similar expressions are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including and in addition to the assumptions set forth therein, but not limited to: the potential impacts of the novel coronavirus (“COVID-19”) pandemic on our business operations, financial results and financial position and on the world economy, including the significant disruption to the operations of the professional sports leagues, the need to provide rebates to our distributors related to canceled professional sporting events, and loss of advertising revenue due to postponement or cancellation of professional sporting events, and reduced consumer spending as a result of shelter in place and stay at home orders; our ability to generate cash to service our substantial indebtedness; successful execution of outsourcing agreements; the successful execution of retransmission consent agreements; the successful execution of network affiliation and distributor agreements; the successful execution of media rights agreements with professional sports teams; the impact of over-the-top and other emerging technologies and their potential impact on cord-cutting; the impact of distributors offering “skinny” programming bundles that may not include all programming of our networks; pricing and demand fluctuations in local and national advertising; the successful implementation of our sports direct to consumer platform; volatility in programming costs; the market acceptance of new programming; our ability to identify and consummate acquisitions and investments, to manage increased leverage resulting from acquisitions and investments, and to achieve anticipated returns on those investments once consummated; the impact of pending and future litigation claims against Sinclair; the impact of Federal Communications Commission and other regulatory proceedings against Sinclair, uncertainties associated with potential changes in the regulatory environment affecting our business and growth strategy, and any risk factors set forth in Sinclair’s recent reports on Form 10-Q and/or Form 10-K, as filed with the SEC. There can be no assurances that the assumptions and other factors referred to in the information furnished herewith will occur. The information is speculative and subjective in nature and was based upon expectations, beliefs, opinions, and assumptions, which are inherently uncertain and include factors that are beyond the control of Sinclair and DSG and may not prove to be accurate; does not necessarily reflect current expectations, beliefs, opinions, or assumptions that the management of Sinclair and DSG may have about the prospects for its businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur or that was not anticipated at the time such information was prepared; may not reflect current results or future performance, which may be significantly more favorable or less favorable than projected by such information; and is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the forecasts will be achieved. Sinclair undertakes no obligation to publicly release the results of any revisions to these forward-looking statements except as required by law.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Diamond Sports Group Proposal to Secured Creditors dated September 27, 2021.
99.2	Diamond Sports Group Proposal to Unsecured Noteholders dated September 28, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: October 7, 2021